PRESIDENT'S MESSAGE

Dear Shareholder:

I am pleased to present the Semi-Annual Report to Shareholders of Federated Stock Trust, which covers the six-month period from November 1, 1997 through April 30, 1998. The report begins with a discussion by the trust's portfolio manager, followed by a complete listing of the trust's holdings and its financial statements.

The trust is managed to pursue long-term growth through a diversified portfolio of high-quality common stocks. On the last day of the reporting period, the portfolio included many well-known names, such as Allstate, Bristol-Myers Squibb, Chevron, Eastman Kodak, General Motors, Kimberly-Clark, MCI, Readers Digest, and Wal-Mart.

Over the six-month reporting period, Federated Stock Trust's diversified portfolio produced a total return of 19.92%* through $0.18 per share in dividends and sizable capital gains of $7.22. Total net assets surpassed the $1.0 billion mark, reaching approximately $1.5 billion on April 30, 1998.

Thank you for participating in the growth opportunities of high-quality stocks through Federated Stock Trust. As always, we will continue to provide you with the highest level of professional service. We invite your questions or comments.

Sincerely,

[Graphic]

Glen R. Johnson
President
June 15, 1998

* Performance quoted represents past performance and is not indicative of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

                              INVESTMENT REVIEW

The first half of the fund's fiscal year was marked by a dramatic continuation of the bull market with the Standard and Poor's Composite Index of 500 stocks (the "S&P 500"*) returning over 22%. The period began with concerns over Asia, but as 1998 began to unfold, those concerns seemed to dissipate and the prospect for a nirvana of moderate, non-inflationary growth regained its grip on the market. For the six-month period ended April 30, 1998, the fund returned 19.92%** compared to 22.44% for the S&P 500 and 17.37% for the Average Growth & Income Fund as tracked by Lipper Analytical.*** The six months were marked by a flight to quality as stock investors showed a strong preference for the largest capitalization stocks which dominate the returns of the S&P 500. In fact, the average stock in the S&P 500, as measured by the equal-weighted S&P 500, returned only 17.99% for the past six months and small capitalization stocks, as measured by the Russell 2000 Index,* returned only 11.88%. This dominance by the richly valued, multi-national "nifty fifty" stocks has made it difficult for active managers to outperform the S&P 500 benchmark.

There currently are significant tailwinds pushing the stock market: ample liquidity driven by favorable demographics, low inflation and interest rates, increased productivity due to technology, and enormous free cash flow generation by corporate America. While these forces can justify current valuations on a backward looking basis, moving forward it is imperative that corporate earnings remain strong and inflation remains subdued for this bull market to continue. There is nothing on the near-term horizon to suggest that this cannot be accomplished, however, one must recognize that the margin for error is quite small given the market's high valuation.

The dramatic runup in equity prices has made it more difficult to find companies which appear undervalued on an absolute basis. Our equity investment philosophy remains to be focused on purchasing stocks which appear undervalued relative to their history, relative to the market and to their expected earnings growth.

Recent purchases which fit this description include:

SUN MICROSYSTEMS: This undervalued leading manufacturer of network computing systems should benefit from the technological dominance of its Unix-based workstations versus the much feared Microsoft NT technology.

FPL GROUP: A high-quality play in the under-appreciated electric utility industry. Excellent management and an attractive service area make this a good defensive addition to the fund.

 * The S&P 500 is an unmanaged composite index of common stock in industry, transportation, and financial and public utility companies. The Russell 2000 Index is an unmanaged Index consisting of approximately 2000 small capitalization common stocks. Investments cannot be made in an index.

 ** Performance quoted represents past performance and is not indicative of future results. Investment return and principal value will fluctuate, so that investor's shares, when redeemed, may be worth more or less than their original cost.

 *** Lipper figures represent the average of the total returns reported by all of the mutual funds designated by Lipper Analytical Services, Inc. as falling into the respective categories indicated. These figures do not reflect sales charges.

                          PORTFOLIO OF INVESTMENTS
                           FEDERATED STOCK TRUST
                         APRIL 30, 1998 (UNAUDITED)

       SHARES                                                                           VALUE

 COMMON STOCKS--99.1%
 BASIC INDUSTRY--4.2%
              896,000 Archer-Daniels-Midland Co.                                   $     19,264,000
              154,000 Dow Chemical Co.                                                   14,889,875
            1,136,500 LTV Corp.                                                          14,774,500
              234,000 Union Camp Corp.                                                   14,127,750
                           TOTAL                                                         63,056,125
 CONSUMER DURABLES--5.0%
              615,500 Cooper Tire & Rubber Co.                                           14,695,063
              228,800 Eastman Kodak Co.                                                  16,516,500
              205,000 General Motors Corp.                                               13,811,875
              424,000 Hasbro, Inc.                                                       15,608,500
              459,500 Rubbermaid, Inc.                                                   13,153,188
                           TOTAL                                                         73,785,126
 CONSUMER NON-DURABLES--6.6%
              252,800 BestFoods                                                          13,872,400
              293,000 Kimberly-Clark Corp.                                               14,869,750
              277,200 Philip Morris Cos., Inc.                                           10,343,025
              232,000 RJR Nabisco Holdings Corp.                                          6,452,500
              244,200 Sara Lee Corp.                                                     14,545,163
              554,500 UST, Inc.                                                          15,283,406
              306,000 Unilever N.V., ADR                                                 22,835,250
                         TOTAL                                                           98,201,494
 ENERGY MINERALS--11.1%
              136,900 Atlantic Richfield Co.                                             10,678,200
              218,100 Chevron Corp.                                                      18,034,144
              673,600 ENSCO International, Inc.                                          19,029,200
              272,000 Exxon Corp.                                                        19,839,000
              423,000 Occidental Petroleum Corp.                                         12,452,063
              196,500 Royal Dutch Petroleum Co., ADR                                     11,114,531
              531,900 Sun Co., Inc.                                                      21,508,706
              303,000 Texaco, Inc.                                                       18,634,500
              539,500 USX Corp.                                                          19,320,844
              410,500 YPF Sociedad Anonima, ADR                                          14,316,188
                          TOTAL                                                         164,927,376

FEDERATED STOCK TRUST

       SHARES                                                                           VALUE
 COMMON STOCKS--CONTINUED
 FINANCE--12.5%
                    3 AEGON N.V.                                                   $            399
              254,000 Allmerica Financial Corp.                                          15,906,750
              182,000 Allstate Corp.                                                     17,517,500
              284,500 Bear Stearns Cos., Inc.                                            16,234,281
              316,000 Block (H&R), Inc.                                                  14,220,000
              444,700 Boston Properties, Inc.                                            14,702,894
              133,700 CIGNA Corp.                                                        27,667,544
               64,000 General RE Corp.                                                   14,308,000
              140,400 Hartford Financial Services Group, Inc.                            15,549,300
              198,800 MBIA Insurance Corporation                                         14,835,450
              168,500 Marsh & McLennan Cos., Inc.                                        15,354,563
              251,000 Morgan Stanley, Dean Witter & Co.                                  19,797,625
                          TOTAL                                                         186,094,306
 HEALTH CARE--11.4%
              236,000 Abbott Laboratories                                                17,257,500
               25,100 (a)Amgen, Inc.                                                      1,496,588
            1,236,200 (a)Beverly Enterprises, Inc.                                       19,470,150
              254,500 Bristol-Myers Squibb Co.                                           26,945,188
              134,100 Merck & Co., Inc.                                                  16,159,050
              451,500 (a)Perrigo Co.                                                      5,841,281
              656,500 Pharmacia & Upjohn, Inc.                                           27,614,031
              239,500 Smithkline Beecham Corp., ADR                                      14,265,219
              734,000 U.S. Surgical Corp.                                                23,121,000
              244,500 United Healthcare Corp.                                            17,176,125
                          TOTAL                                                         169,346,132
 PRODUCER MANUFACTURING--8.8%
              729,700 ITT Industries, Inc.                                               26,588,444
              471,500 Ingersoll-Rand Co.                                                 21,718,469
              336,000 Johnson Controls, Inc.                                             19,950,000
              450,600 (a)Lexmark Intl. Group, Class A                                    26,078,475
              222,000 Loews Corp.                                                        22,213,875
              328,800 Parker-Hannifin Corp.                                              14,672,700
                          TOTAL                                                         131,221,963

 FEDERATED STOCK TRUST

       SHARES                                                                           VALUE

 COMMON STOCKS--CONTINUED
 RETAIL TRADE--3.7%
              404,600 Dillards, Inc., Class A                                      $     14,818,475
              880,900 (a)K Mart Corp.                                                    15,360,694
              511,500 Wal-Mart Stores, Inc.                                              25,862,719
                           TOTAL                                                         56,041,888
 SERVICES--9.5%
              151,300 ABB AB, ADR                                                        23,602,800
            1,221,500 News Corp., Ltd., ADR                                              28,476,219
              570,500 Readers Digest Association, Inc., Class A                          15,332,188
              507,500 (a)Tricon Global Restaurants, Inc.                                 16,113,125
              318,500 (a)Viacom, Inc., Class A                                           18,393,375
              202,500 (a)Viacom, Inc., Class B                                           11,745,000
              810,200 Waste Management, Inc.                                             27,141,700
                           TOTAL                                                        140,804,407
 TECHNOLOGY--11.2%
              395,500 AMP, Inc.                                                          15,548,094
              301,500 (a)Cabletron Systems, Inc.                                          3,994,875
              962,000 First Data Corp.                                                   32,587,750
              143,700 International Business Machines Corp.                              16,651,238
               62,500 Matsushita Electric Industrial Co., ADR                            10,125,000
              139,500 Northrop Corp.                                                     14,743,406
            1,616,000 (a)Novell, Inc.                                                    16,160,000
              251,500 Raytheon Co., Class A                                              13,879,709
              469,000 (a)Seagate Technology, Inc.                                        12,516,438
              296,500 (a)Storage Technology Corp.                                        25,035,719
              131,500 (a)Sun Microsystems, Inc.                                           5,416,156
                           TOTAL                                                        166,658,385
 TRANSPORTATION--2.9%
              395,100 CNF Transportation, Inc.                                           15,260,738
              364,000 KLM Royal Dutch Airlines, ADR                                      14,764,750
              395,000 Ryder Systems, Inc.                                                13,750,938
                           TOTAL                                                         43,776,426

 FEDERATED STOCK TRUST

      SHARES OR
      PRINCIPAL
       AMOUNT                                                                           VALUE
 COMMON STOCKS--CONTINUED
 UTILITIES--12.2%
              163,400 Bell Atlantic Corp.                                          $     15,288,113
              320,000 CMS Energy Corp.                                                   13,980,000
              182,000 Coastal Corp.                                                      13,001,625
              179,500 Columbia Gas System, Inc.                                          14,584,375
              688,000 Entergy Corp.                                                      17,114,000
              233,400 FPL Group, Inc.                                                    14,485,388
              258,000 GTE Corp.                                                          15,076,875
              519,500 Houston Industries, Inc.                                           15,097,969
              273,300 MCI Communications Corp.                                           13,750,406
              584,000 P G & E Corp.                                                      18,907,000
              426,000 Public Service Enterprises Group, Inc.                             14,297,625
              311,000 U.S. West, Inc.                                                    16,405,259
                           TOTAL                                                        181,988,635
                           TOTAL COMMON STOCKS (IDENTIFIED                            1,475,902,263
                           COST $1,072,733,162)
 (B)REPURCHASE AGREEMENT--1.3%
 $         19,155,000 BT Securities Corp., 5.53%, dated 4/30/1998, due 5/1/1998          19,155,000
                          TOTAL INVESTMENTS (IDENTIFIED COST $1,091,888,162/AT      $ 1,495,057,263
                          AMORTIZED COST)(C)

(a) Non-income producing security.

(b) The repurchase agreement is fully collateralized by U.S. government and/or agency obligations based on market prices at the date of the portfolio. The investment in the repurchase agreement is through participation in a joint account with other Federated funds.

(c) The cost of investments for federal tax purposes amounts to $1,091,888,162. The net unrealized appreciation of investments on a federal tax basis amounts to $403,169,101 which is comprised of $424,437,133 appreciation and $21,268,032 depreciation at April 30, 1998.

Note: The categories of investments are shown as a percentage of net assets ($1,489,817,032) at April 30, 1998.

The following acronym is used throughout this portfolio:

ADR--American Depositary Receipt

(See Notes which are an integral part of the Financial Statements)

                     STATEMENT OF ASSETS AND LIABILITIES
                           FEDERATED STOCK TRUST
                         APRIL 30, 1998 (UNAUDITED)

 ASSETS:
 Total investments in securities, at value (identified cost                        $  1,495,057,263
 $1,091,888,162)
 Income receivable                                                                        1,844,819
 Receivable for investments sold                                                          9,137,907
 Receivable for shares sold                                                               2,221,102
   Total assets                                                                       1,508,261,091
 LIABILITIES:
 Payable for investments purchased                                   $ 15,299,099
 Payable for shares redeemed                                               13,285
 Payable to Bank                                                        2,728,848
 Payable for taxes withheld                                               100,299
 Accrued expenses                                                         302,528
   Total liabilities                                                                     18,444,059
 Net Assets for 37,809,537 shares outstanding                                        $1,489,817,032
 NET ASSETS CONSIST OF:
 Paid in capital                                                                   $    980,971,186
 Net unrealized appreciation of investments                                             403,169,101
 Accumulated net realized gain on investments                                           104,616,498
 Undistributed net investment income                                                      1,060,247
   Total net assets                                                                $  1,489,817,032
 NET ASSET VALUE, OFFERING PRICE, AND REDEMPTION PROCEEDS PER
 SHARE:
 $1,489,817,032 / 37,809,537 shares outstanding                                              $39.40

(See Notes which are an integral part of the Financial Statements)

                           STATEMENT OF OPERATIONS
                           FEDERATED STOCK TRUST
                 SIX MONTHS ENDED APRIL 30, 1998 (UNAUDITED)

 INVESTMENT INCOME:
 Dividends                                                                           $   11,530,057
 Interest                                                                                 1,302,604
   Total income                                                                          12,832,661
 EXPENSES:
 Investment advisory fee                                              $  4,451,285
 Administrative personnel and services fee                                 489,388
 Custodian fees                                                             21,387
 Transfer and dividend disbursing agent fees and expenses                  149,385
 Directors'/Trustees' fees                                                   2,664
 Auditing fees                                                               7,931
 Legal fees                                                                  3,439
 Portfolio accounting fees                                                  78,403
 Shareholder services fee                                                1,622,312
 Share registration costs                                                   32,225
 Printing and postage                                                       22,022
 Insurance premiums                                                          4,690
 Taxes                                                                      39,090
 Miscellaneous                                                              10,435
   Total expenses                                                        6,934,656
   Waivers --
   Waiver of shareholder services fee                                     (696,196)
   Net expenses                                                                           6,238,460
       Net investment income                                                              6,594,201
 REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
 Net realized gain on investments                                                       104,699,130
 Net change in unrealized appreciation of investments                                   129,969,029
   Net realized and unrealized gain on investments                                      234,668,159
       Change in net assets resulting from operations                                $  241,262,360

(See Notes which are an integral part of the Financial Statements)

                     STATEMENT OF CHANGES IN NET ASSETS

                            FEDERATED STOCK TRUST

                                   SIX MONTHS
                                   ENDED YEAR
                                                                    (UNAUDITED)         ENDED
                                                                     APRIL 30,       OCTOBER 31,
                                                                       1998              1997
 INCREASE (DECREASE) IN NET ASSETS:
 OPERATIONS--
 Net investment income                                             $    6,594,201   $    10,045,256
 Net realized gain (loss) on investments ($104,699,130 and            104,699,130       216,054,303
 $216,060,330, respectively, as computed for federal tax
 purposes)
 Net change in unrealized appreciation                                129,969,029        60,971,289
   Change in net assets resulting from operations                     241,262,360       287,070,848
 DISTRIBUTIONS TO SHAREHOLDERS--
 Distributions from net investment income                              (6,033,454)      (10,361,425)
 Distributions from net realized gains                               (216,135,367)      (97,657,959)
   Change in net assets resulting from distributions to              (222,168,821)     (108,019,384)
   shareholders
 SHARE TRANSACTIONS--
 Proceeds from sale of shares                                         358,354,328       460,006,623
 Net asset value of shares issued to shareholders in payment of       138,862,091        64,586,473
 distributions declared
 Cost of shares redeemed                                             (200,510,786)     (360,171,984)
   Change in net assets resulting from share transactions             296,705,633       164,421,112
       Change in net assets                                           315,799,172       343,472,576
 NET ASSETS:
 Beginning of period                                                 1,174,017,860      830,545,284
 End of period (including undistributed net investment income of   $ 1,489,817,032  $ 1,174,017,860
 $1,060,247 and $499,500, respectively)

(See Notes which are an integral part of the Financial Statements)

                            FINANCIAL HIGHLIGHTS

(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                         SIX
                        MONTHS
                         ENDED
                       (UNAUDITED)                                         YEAR ENDED
                        APRIL 30,                                           OCTOBER 31,
                         1998        1997       1996      1995     1994     1993       1992      1991     1990         1989
 NET ASSET VALUE,
 BEGINNING OF           $39.90      $34.38    $30.66    $26.33    $26.40   $24.18      $23.99   $18.55    $25.19      $22.87
 PERIOD
 INCOME FROM
 INVESTMENT
 OPERATIONS
 Net investment
 income                   0.19        0.36      0.53      0.47      0.46     0.48        0.56     0.51      0.70        0.70
 Net realized and
 unrealized gain
 (loss) on                6.71        9.54      5.84      5.04      0.68     4.27        1.79     6.23     (4.42)       2.34
 investments
 Total from
 investment               6.90        9.90      6.37      5.51      1.14     4.75        2.35     6.74     (3.72)       3.04
 operations
 LESS
 DISTRIBUTIONS(D)
 Distributions
 from net                (0.18)      (0.38)    (0.51)    (0.49)    (0.43)   (0.49)      (0.55)   (0.56)   (0.78)       (0.65)
 investment income
 Distributions in
 excess of net              --         --         --       --        --     (0.02)(d)       --      --        --        --
 investment income
 Total
 distributions
 from net                (0.18)      (0.38)    (0.51)    (0.49)    (0.43)   (0.51)      (0.55)   (0.56)    (0.78)      (0.65)
 investment income
 Distributions
 from net realized
 gain on                 (7.22)      (4.00)    (2.14)    (0.69)    (0.78)   (2.02)      (1.61)   (0.74)    (2.14)      (0.07)
 investments
 Total
 distributions           (7.40)      (4.38)    (2.65)    (1.18)    (1.21)   (2.53)      (2.16)   (1.30)    (2.92)      (0.72)
 NET ASSET VALUE,
 END OF PERIOD          $39.40      $39.90    $34.38    $30.66    $26.33   $26.40      $24.18   $23.99    $18.55      $25.19
 TOTAL RETURN(A)         19.92%      32.27%    22.08%    21.98%     4.55%   20.88%      10.78%   37.50%   (16.36)%     13.48%
 RATIOS TO AVERAGE
 NET ASSETS
 Expenses                 0.96%*      0.99%     0.99%     1.01%     0.97%    0.97%       0.99%    1.00%     0.98%      0.95%
 Net investment
 income                   1.02%*      0.99%     1.64%     1.71%     1.81%    1.83%       2.33%    2.25%     3.03%      2.75%
 Expense waiver/
 reimbursement(b)         0.11%*      0.13%     0.15%     0.15%      --        --          --       --       --        --
 SUPPLEMENTAL DATA
 Net assets, end
 of period (000      $1,489,817  $1,174,018  $830,545  $632,069  $600,644 $554,062    $386,490  $369,505  $332,241  $573,047
 omitted)
 Average
 commission rate        $0.0487     $0.0497    $0.0273      --        --       --           --       --        --        --
 paid(c)
 Portfolio
 turnover                   24%         71%        55%      42%       28%     26%         54%        49%       53%       35%

* Computed on an annualized basis.

(a) Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

(b) This voluntary expense decrease is reflected in both the expense and net investment income ratios shown above.

(c) Represents total commissions paid on portfolio securities divided by total portfolio shares purchased or sold on which commissions were charged.

(d) Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principals. These distributions do not represent a return of capital for federal income tax purposes.

(See Notes which are an integral part of the Financial Statements)

                        NOTES TO FINANCIAL STATEMENTS
                           FEDERATED STOCK TRUST
                         APRIL 30, 1998 (UNAUDITED)

ORGANIZATION

Federated Stock Trust (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company. The investment objective of the Trust is to provide growth of income and capital by investing principally in a professionally-managed and diversified portfolio of common stock of high-quality companies.

SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles.

INVESTMENT VALUATIONS

Listed equity securities are valued at the last sale price reported on a national securities exchange. Short-term securities are valued at the prices provided by an independent pricing service. However, short-term securities with remaining maturities of sixty days or less at the time of purchase may be valued at amortized cost, which approximates fair market value.

REPURCHASE AGREEMENTS

It is the policy of the Trust to require the custodian bank to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian bank's vault, all securities held as collateral under repurchase agreement transactions. Additionally, procedures have been established by the Trust to monitor, on a daily basis, the market value of each repurchase agreement's collateral to ensure that the value of collateral at least equals the repurchase price to be paid under the repurchase agreement transaction.

The Trust will only enter into repurchase agreements with banks and other recognized financial institutions, such as broker/dealers, which are deemed by the Trust's adviser to be creditworthy pursuant to the guidelines and/or standards reviewed or established by the Board of Trustees (the "Trustees"). Risks may arise from the potential inability of counterparties to honor the terms of the repurchase agreement. Accordingly, the Trust could receive less than the repurchase price on the sale of collateral securities.

INVESTMENT INCOME, EXPENSES, AND DISTRIBUTIONS

Interest income and expenses are accrued daily. Bond premium and discount, if applicable, are amortized as required by the Internal Revenue Code, as amended (the "Code"). Dividend income and distributions to shareholders are recorded on the ex-dividend date.

FEDERAL TAXES

It is the Trust's policy to comply with the provisions of the Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its income. Accordingly, no provisions for federal tax are necessary.

WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS

The Trust may engage in when-issued or delayed delivery transactions. The Trust records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date.

USE OF ESTIMATES

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses, and revenues reported in the financial statements. Actual results could differ from those estimated.

OTHER

Investment transactions are accounted for on the trade date.

SHARES OF BENEFICIAL INTEREST

The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Transactions in shares were as follows:

                                                                              YEAR              YEAR
                                                                             ENDED             ENDED
                                                                           APRIL 30,         OCTOBER 31,
                                                                              1998              1997
 Shares sold                                                                 9,663,711      12,996,702
 Shares issued to shareholders in payment of distributions declared          4,006,397       2,042,263
 Shares redeemed                                                            (5,284,968)     (9,770,103)
   Net change resulting from share transactions                              8,385,140       5,268,862

INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

INVESTMENT ADVISORY FEE

Federated Management, the Trust's investment adviser (the "Adviser"), receives for its services an annual investment advisory fee of 0.75% of the first $500 million in average daily net assets, 0.675% of the second $500 million in average daily net assets, 0.60% of the third $500 million in average daily net assets, 0.525% of the fourth $500 million in average daily net assets, and 0.40% of average daily net assets in excess of $2 billion.The Adviser will waive, to the extent of its advisory fee, the amount, if any, by which the Trust's aggregate annual operating expenses (excluding interest, taxes, brokerage commissions, expenses of registering and qualifying the Trust and its shares under federal and state laws, expenses of withholding taxes, and extraordinary expenses) exceed 1% of average daily net assets of the Trust.

ADMINISTRATIVE FEE

Federated Services Company ("FServ"), under the Administrative Services Agreement, provides the Trust with administrative personnel and services. The fee paid to FServ is based on the level of average aggregate daily net assets of all funds advised by subsidiaries of Federated Investors, Inc. for the period. The administrative fee received during the period of the Administrative Services Agreement shall be at least $125,000 per portfolio and $30,000 per each additional class of shares.

SHAREHOLDER SERVICES FEE

Under the terms of a Shareholder Services Agreement with Federated Shareholder Services ("FSS"), the Trust will pay FSS up to 0.25% of average daily net assets of the Trust for the period. The fee paid to FSS is used to finance certain services for shareholders and to maintain shareholder accounts. FSS may voluntarily choose to waive any portion of its fee. FSS can modify or terminate this voluntary waiver at any time at its sole discretion.

TRANSFER AND DIVIDEND DISBURSING AGENT FEES AND EXPENSES

FServ through its subsidiary, Federated Shareholder Services Company ("FSSC"), serves as transfer and dividend disbursing agent for the Trust. The fee paid to FSSC is based on the size, type, and number of accounts and transactions made by shareholders.

PORTFOLIO ACCOUNTING FEES

FServ maintains the Trust's accounting records for which it receives a fee. The fee is based on the level of the Trust's average daily net assets for the period, plus out-of-pocket expenses.

GENERAL

Certain of the Officers and Trustees of the Trust are Officers and Directors or Trustees of the above companies.

YEAR 2000 ISSUE

Similar to other financial organizations, the Trust could be adversely affected if the computer systems used by the Trust's service providers do not properly process and calculate date-related information and data from and after January 1, 2000. The Trust's Adviser and admininstrator are taking measures that they believe are reasonably designed to address the Year 2000 issue with respect to computer systems that they use and to obtain reasonable assurances that comparable steps are being taken by each of the Trust's other service providers. At this time, however, there can be no assurance that these steps willl be sufficient to avoid any adverse impact to the Trust.

INVESTMENT TRANSACTIONS

Purchases and sales of investments, excluding short-term securities, for the period ended April 30, 1998, were as follows:

 PURCHASES           $383,048,497
 SALES               $313,252,775

                                  TRUSTEES

                               John F. Donahue
                              Thomas G. Bigley
                             John T. Conroy, Jr.
                          Nicholas P. Constantakis
                             William J. Copeland
                                James E. Dowd
                           Lawrence D. Ellis, M.D.
                           Edward L. Flaherty, Jr.
                               Peter E. Madden
                             John E. Murray, Jr.
                              Wesley W. Posvar
                              Marjorie P. Smuts

                                  OFFICERS

                               John F. Donahue
                                  Chairman

                               Glen R. Johnson
                                  President

                           J. Christopher Donahue
                          Executive Vice President

                             Edward C. Gonzales
                          Executive Vice President

                              John W. McGonigle
             Executive Vice President, Treasurer, and Secretary

                              Richard B. Fisher
                               Vice President

                             Karen M. Brownlee
                             Assistant Secretary

Mutual funds are not bank deposits or obligations, are not guaranteed by any bank, and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other government agency. Investment in mutual funds involves risk, including possible loss of principal.

This report is authorized for distribution to prospective investors only when preceded or accompanied by the Fund's prospectus which contains facts concerning its objective and policies, management fees, expenses, and other information.

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Federated Investors

Federated Stock Trust

SEMI-ANNUAL REPORT TO SHAREHOLDERS APRIL 30, 1998

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Federated Securities Corp., Distributor

Federated Investors, Inc.
Federated Investors Tower
1001 Liberty Avenue
Pittsburgh, PA 15222-3779
1-800-341-7400
www.federatedinvestors.com


Cusip 313900102
8083101 (6/98)

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